UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 25, 2007

CATALYTICA ENERGY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31953	77-0410420

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 West Warner Road, Suite 132
Tempe, AZ 85284
(Address of principal executive offices, including zip code)
(480) 556-5555
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 8.01. Other Events.
     On September 25, 2007, Catalytica Energy Systems, Inc. issued a press release reaffirming the unanimous recommendation of its Board of Directors that stockholders vote FOR the adoption of the Contribution and Merger Agreement.
     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Catalytica Energy Systems, Inc. on September 25, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYTICA ENERGY SYSTEMS, INC.
By:	/s/ Robert W. Zack
Robert W. Zack
President, Chief Executive Officer and Chief Financial Officer

Date: September 25, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Catalytica Energy Systems, Inc. on September 25, 2007

4